11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule Net Increase: $18,164,524.00 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: X D. OTHER (Specify type of modification and authority) 52.232-22 -- Limitation of Funds E. IMPORTANT: Contractor x is not is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) DUNS Number: 079679750 Purpose of this modification is to obligate incremental funding to the contract in the amount of $18,164,524; therefore, increasing the total obligated amount from $35,000,000 to $53,164,524 LIST OF CHANGES: Reason for Modification : Funding Only Action Obligated Amount for this Modification: $18,164,524.00 New Total Obligated Amount for this Award: $53,164,524.00 Incremental Funded Amount changed: from $35,000,000.00 to $53,164,524.00 Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect . 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA Signature on File (Signature of Contracting Officer) 16C. DATE SIGNED 03/18/2020 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT PAGE OF PAGES 1 4 2. AMENDMENT/MODIFICATION NO. 5. PROJECT NO. (If applicable) P00003 6. ISSUED BY CODE 7. ADMINISTERED BY (If other than Item 6) CODE 03011 EM-Oak Ridge OREM EMCBC U.S. Department of Energy U.S. Department of Energy Oak Ridge 200 Administration Road Office of Environmental Management Oak Ridge TN 37831 P.O. Box 2001 Oak Ridge TN 37831 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 9A. AMENDMENT OF SOLICITATION NO. American Centrifuge Operating, LLC Attn: Dale Bauer 6901 Rockledge Dr, Suite 800 Bethesda MD 20817 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. 89303519CNE000005 CODE 079679750 10B. DATED (SEE ITEM 13) 05/31/2019 FACILITY CODE x (x) 893035 4. REQUISITION/PURCHASE REQ. NO. See Schedule 3. EFFECTIVE DATE See Block 16C 1. CONTRACT ID CODE

NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00003 PAGE OF 2 4 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) CHANGES FOR LINE ITEM NUMBER: 1 Obligated Amount for this modification: $18,164,524.00 Incremental Funded Amount changed from $35,000,000.00 to $53,164,524.00 Delivery: 1 Days After Award Delivery Location Code: 03011 OREM U.S. Department of Energy Oak Ridge Office of Environmental Management P.O. Box 2001 Oak Ridge TN 37831 USA FOB: Destination Period of Performance: 05/31/2019 to 06/01/2022 Change Item 00001 to read as follows(amount shown is the total amount): 00001 Demonstrate the capability to produce HALEU with existing US origin enrichment technology, and 1 5,000,000.00 provide DOE with HALEU for near term use in its research and development for the advancement of civilian nuclear energy and security, and other programmatic missions. Line item value is: $115,000,000.00 Incrementally Funded Amount: $53,164,524.00 Requisition No: 19NE000106, 19NE000400, 20NE000015, 20NE000032, 20NE000121 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2013 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2010 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2014 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Continued ...

NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00003 PAGE OF 3 4 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) Accounting Info: Fund: 05350 Appr Year: 2015 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2016 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2017 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $4,400,000.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $2,384,658.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $11,379,866.00 Continued ...

NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00003 PAGE OF 4 4 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831